Velocity Commercial Capital Loan Trust 2026-2 ABS-15G

 Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) between February 2026 and April 2026 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of seven hundred twenty-five (725) unique mortgage loans (the “Review”).

The Review totals, for mortgage loans within the initial securitization population, were as follows:

Property Type	Review Population	Pool	%
		Population	Population
Small Bal CRE*	211	335	62.99%
Investor 1-4 Fam**	221	390	56.67%
	432	725	59.59%

The six (6) SBA loans below are a subset of the previous table.

	Property Type	Loan Type	Review Population	Pool	%
Review				Population	Population
Guideline Review	Small Bal CRE	SBA	6	6	100.00%
(Including Data Integrity)	Investor 1-4 Fam	SBA	0	0	0%
Total Guideline Review			6	6	100.00%

*All investor 1-4 Fam in the Guideline Review were also review for Non-Owner Occupancy (“NOO”) NOO review was performed on all Investor 1-4 Family not included in the Guideline Review and seasoned less than twenty-four (24) months.

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	Property Type	Review Population	Pool	%
Review			Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	169	390	43.33%
Total Non-Owner Occupancy (“NOO”)		169	390	43.33%

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are the NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS and Kroll are aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for the full Guideline Review and the Non-Owner Occupancy Review. The data fields are listed below.

Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	601	0.00%	601
Amortization Term	13	601	2.16%	601
Amortization Type	0	601	0.00%	601
Appraised Value	0	601	0.00%	601
Borrower Full Name	0	601	0.00%	601
City	0	601	0.00%	601
Contract Sales Price	0	601	0.00%	601
DCR UW VCC	4	601	0.67%	601
First Interest Rate Change Date	0	601	0.00%	601
First Payment Change Date	0	601	0.00%	601
Index Type	0	601	0.00%	601
Interest Only	0	601	0.00%	601
Interest Rate Change Frequency	0	601	0.00%	601
Interest Rate Initial Cap	0	601	0.00%	601
Interest Rate Initial Maximum	0	601	0.00%	601
Interest Rate Initial Minimum	0	601	0.00%	601
Interest Rate Life Cap	0	601	0.00%	601
Interest Rate Life Max	0	601	0.00%	601
Interest Rate Life Min	0	601	0.00%	601
Interest Rate Periodic Cap	0	601	0.00%	601
Investment Property Type	0	601	0.00%	601
Lien Position	0	601	0.00%	601

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LTV Valuation Value	0	601	0.00%	601
Margin	0	601	0.00%	601
Maturity Date	0	601	0.00%	601
Mod	0	601	0.00%	601
Next Interest Rate Change Date	0	601	0.00%	601
Note Date	0	601	0.00%	601
Occupancy	0	601	0.00%	601
Original Interest Rate	0	601	0.00%	601
Original Loan Amount	0	601	0.00%	601
Original LTV	0	601	0.00%	601
Original P&I	0	601	0.00%	601
Original Term	0	601	0.00%	601
Prepayment Penalty Period (months)	0	601	0.00%	601
Prepayment Terms	0	601	0.00%	601
Purpose	0	601	0.00%	601
Refi Purpose	0	601	0.00%	601
Representative FICO	0	601	0.00%	601
State	0	601	0.00%	601
Street	0	601	0.00%	601
Zip	0	601	0.00%	601
Total	17	25,242	0.07%	25,242

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

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Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

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▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, Client ordered secondary valuation products on two hundred twenty-one (221) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10%, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Data Integrity Review (601 loans)

For the loans in the Guideline Review population, Non-Owner Occupancy Review and additional population, data points were reviewed between the data tape and the data collected by AMC.

Limited Appraisal Review (293 Mortgage Loans, 338 Properties)

SitusAMC conducted a limited review of the origination appraisal documentation for each loan and property not included in the Guideline Review. For each loan and property, SitusAMC reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed on the 15E Certification.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

Four hundred thirty-one (431) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 30.79% of the mortgage loans by number have a Credit grade of “A.”. Two hundred forty-six (246) of the Credit grade “B” correspond to mortgages loans where the lender issued a guideline exception/waiver. There is a total of four hundred sixty-six (466) waived (and downgraded) credit exceptions affecting those two hundred forty-six (246) mortgages loans. Some mortgage loans received multiple waivers, and one mortgage loans had waived and downgraded credit exceptions but resulted in a Credit C grade due to other credit exceptions.

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Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	133	30.79%
B	298	68.98%
C	1	0.23%
D	0	0.00%
Total	432	100.00%

Non-Owner Occupancy Review Credit Results

All one hundred sixty-nine (169) mortgage loans reviewed by AMC have a Credit grade of “A”.

Non-Owner Occupancy Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	169	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	169	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product two hundred twenty-one (221) residential mortgage loans. Zero (0) mortgage loan had a value more than 10% below Origination Value or a secondary valuation was not received.

Guideline Review Valuation Results:

Three hundred fifty-seven (357) of the mortgage loans received a Property grade “A”, seven (7) of the mortgage loans received a Property grade “B”, and sixty-eight (68) of the mortgage loans received a Property grade “C”. The sixty-eight (68) mortgage loans with the Property grade “C” corresponds to the sixty-nine (69) (one (1) multi property loan with exceptions on two properties) mortgage loans with the “Subject property contains apparent environmental, health and/or safety problems notated by appraiser or visible on photo and eight (8) "Subject is not in average or better condition” exceptions. Some mortgage loans received multiple exceptions.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	357	82.64%
B	7	1.62%
C	68	15.74%
D	0	0.00%
Total	432	100.00%

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OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, three hundred sixty-three (363) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 25.69 % of the mortgage loans by number have an Overall grade of “A.” Sixty-nine (69) mortgage loans have an Overall grade of “C”.

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	111	25.69%
B	252	58.33%
C	69	15.97%
D	0	0.00%
Total	432	100.00%

In the Guideline Review Population there are six (6) SBA mortgage loans. SitusAMC conducted a review of the six SBA loans in accordance with the established guidelines. Our review process aligned with the same criteria used for the guidelines review.

Specifically, we adhered to the following procedures:

1. Income Calculation: We did not recalculate income for these loans. We did confirm the income was withing guidelines.

2. Document Verification: We confirmed the presence of all necessary documents.

3. Property Eligibility: We verified the eligibility of the properties associated with these loans.

4. SBA Occupancy Requirements: We ensured compliance with SBA occupancy requirements.

5. Property Types: All properties reviewed were either residential or commercial; there were no newly constructed properties.

6. Equipment/UCC Loans: There were no equipment or UCC loans included in our review/population.

Non-Owner Occupancy Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all one hundred sixty-nine (169) loans reviewed by AMC have an Overall grade of “A”.

Non-Owner Occupancy Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	169	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	169	100.00%

SitusAMC Limited Appraisal Review Summary (293 Mortgage Loans, 338 Properties)

SitusAMC conducted a Limited Appraisal Review of the origination appraisal documentation for each loan and property not included in the Guideline Review. This encompassed two hundred ninety-three (293) mortgage loans representing three hundred thirty-eight (338) properties. For each loan and property, SitusAMC reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

Appraisal Property Condition	Count	Percentage of Loans (%)
Average	104	30.77%
C2	3	0.89%
C3	108	31.95%
C4	88	26.04%
C5	5	1.48%
Fair	10	2.96%
Good	19	5.62%
Very Good	1	0.30%
Total	338	100.00%

Is there property damage?	Count	Percentage of Loans (%)
No	290	85.80%
Yes	48	14.20%
Total	338	100.00%

Environmental/Health/Safety Problems	Count	Percentage of Loans (%)
No	290	85.80%
Yes	48	14.20%
Total	338	100.00%

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ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

All items are relevant for the four hundred thirty-two (432) loans in the guideline review that are part of the securitization population.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	432	100.00%	$191,074,583.00	100.00%
Total	432	100.00%	$191,074,583.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	432	100.00%	$191,074,583.00	100.00%
Total	432	100.00%	$191,074,583.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	276	63.89%	$120,593,729.00	63.11%
Other-than-first-time Home Purchase	100	23.15%	$44,372,904.00	23.22%
Rate/Term Refinance - Borrower Initiated	56	12.96%	$26,107,950.00	13.66%
Total	432	100.00%	$191,074,583.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	0.23%	$99,000.00	0.05%
241-360 Months	431	99.77%	$190,975,583.00	99.95%
Total	432	100.00%	$191,074,583.00	100.00%

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